UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2011

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	000-53705	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 FM 2673 Canyon Lake, Texas 78133
(Address of principal executive offices) (Zip Code)

(830) 899-7962
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

COPsync, Inc. (the “Company”) has completed a private placement transaction of its equity securities in which the Company received approximately $1,220,000 in gross proceeds and commitments from individual investors, or entities affiliated with such individuals (the “Investors”).  The private placement was completed pursuant to a series of subscription agreements between the Company and the Investors.  Pursuant to the terms of the subscription agreements, the Company agreed to sell to the Investors (i) an aggregate of approximately 6,178,000 shares of the Company’s common stock, par value $0.0001 (“Common Stock”), and accompanying warrants, at a 20% coverage level, to purchase an aggregate of approximately 1,236.000 shares of Common Stock (the “Warrants”) and (ii) an aggregate of approximately $602,000 principal amount of convertible notes (the “Convertible Notes”).

As of April 6, 2011, the Company had collected $730,000 of the committed $1,220,000.  The Company expects most of the remaining commitments to be paid in April 2011 pursuant to  agreement with the Investors in question and plans to issue the applicable securities once each Investor pays the committed amounts in full.  The Company believes that the committed funds, when received, will provide the Company sufficient cash resources to enable the Company to achieve cash flow breakeven, which it anticipates will occur before the end of its fiscal year 2011.

The Common Stock and the Warrants were sold as an equity unit (“Equity Unit”), with each Investor who purchased the Common Stock receiving a Warrant to purchase one share of Common Stock for every five shares of Common Stock purchased by such Investor.  The purchase price for each Equity Unit was $0.10 per share of Common Stock purchased.

The Convertible Notes are required to be repaid on the third year anniversary of the date of issuance.  They bear 3% simple interest per annum, and the first interest payment is to be made on January 2, 2012 and quarterly thereafter. The Convertible Notes are convertible at the holder’s option into shares of Common Stock at a conversion price of $.10 per share. The form of the Convertible Note is filed herewith as Exhibit 10.1, and the description of the Convertible Notes contained herein is qualified by reference to the form of Convertible Note filed herewith.

The Warrants have an exercise price of $0.20 per share of Common Stock, and expire four years from the date of issuance.  The exercise price and the number of shares of Common Stock purchasable upon exercise of the Warrants are subject to adjustment (under formula set forth in the Warrants) upon the occurrence of certain events, including, but not limited to: (i) stock dividends, stock splits or reverse stock splits; (ii) the payment of dividends on the Common Stock payable in shares of Common Stock or securities convertible into Common Stock; (iii) a recapitalization, reorganization or reclassification involving the Common Stock, or a consolidation or merger of the Company; or (iv) a liquidation or dissolution of the Company.  The form of Warrant is filed herewith as Exhibit 10.2, and the description of the Warrants contained herein is qualified by reference to the terms of the form of Warrant filed herewith.

The shares of Common Stock and the Warrants and the Convertible Notes and the shares issuable thereunder, were offered and sold to the Investors, virtually all of whom the Company reasonably believes are “accredited investors,” as such term is defined in Rule 501 under the Securities Act of 1933, as amended.  The offers and sales were made without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws.  No general solicitation or general advertising was used in connection with the offering of the  Common Stock, Warrants and Convertible Notes  The Company disclosed to the Investors that the Common Stock, Warrants and the Convertible Notes and the underlying Common Stock could not be sold unless they are registered under the Securities Act or unless an exemption from registration is available, and the certificates representing the Common Stock and the Warrants and the Convertible Notes and the certificates representing the Common Stock to be issued upon exercise of the Warrants and conversion of the Convertible Notes will include, a legend to that effect unless the holding period established by Rule 144 under the Securities Act has previously lapsed.

Forward Looking Statements

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including forecasts of revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.    Examples of these forward-looking statements include the statement, “The Company believes that the committed funds, when received, will provide the Company sufficient cash resources to enable the Company to achieve cash flow breakeven, which it anticipates will occur before the end of its fiscal year 2011.”  Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to COPsync on the date this release was issued. COPsync undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to COPsync's ability to raise capital to sustain operations, to obtain market acceptance for our service offering and to establish and maintain strategic and distribution relationships to gain customers and grow revenues; COPsync customers’ ability to obtain government grants to acquire the company’s services; and risks associated with the effect of changing economic conditions, product market trends, variations in the company's cash flow, market acceptance risks, technical development risks, and seasonality. COPsync may not succeed in addressing these and other risks. Further information regarding factors that could affect COPsync’s financial and other results can be found in the risk factors section of COPsync’s most recent filing on Forms 10-K and 10-Q with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Form of COPsync Convertible Debt

10.2	Form of COPsync Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: April 6, 2011	By:	/s/ Barry W. Wilson
	Name:	Barry W. Wilson
	Title:	Chief Financial Officer